UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-55800	81-3623646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 N. Brand Boulevard, Suite 1300 Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

+1 (587) 577-9261

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Qrons / First Person Provides Shareholder Update and Strategic Overview

Dear Shareholders and investors,

To begin, I want to acknowledge that management recognizes the frustration many shareholders are feeling with the progress of First Person in fiscal 2025. Our progress this fiscal year has been slower than anticipated, and a much more difficult process than expected. Capital constraints along with the transition of accounting support staff and engagement of a new audit firm to complete two full fiscal years of historical audits, as well as our 2025 consolidated interim reports has been a much larger and much more complex task than we had expected. That said, we are working as quickly as we can to complete and publish these important reports, and more importantly, operationally, we’ve turned a major corner and are back to doing what we do best: creating exceptional product, shipping to customers, and preparing for brand growth.

Where We Are Now

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Inventory & revenue restart: We secured a new U.S. supplier, placed initial purchase orders, and inventory has landed and is shipping out now at www.getfirstperson.com. With this shift in partners, we’re already seeing ~35–40% lower COGS, improved formulations, tighter quality control, and much faster lead times — the foundation we need to keep our products in stock and expand our sales.

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Strategic partner: We’ve identified a strategic partner with capital resources that is supporting inventory purchases, audit completion, and a new product launch. This support has been foundational in our ability to return to operations, and we look forward to expanding this relationship.

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Q1 product launch: We’ve used the additional time our audits are taking effectively and have developed a Crystallized Lion’s Mane coffee using our proprietary co-crystallization technology — designed to taste like true premium coffee while delivering a clean, noticeable “brain-energy” lift. Design and development is well underway, and we’ll share the official launch window once production scheduling is confirmed.

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Audits & filings: The Audit team and our supporting accounting consultants are increasing velocity on our full scope of deliverables, and we’re working through scheduling remaining items and processes. Rather than set firm delivery dates that could slip, we’ll publish specific filing timing once the auditor confirms the sequence. Our goal is to reduce rework and get this done right the first time.

Why This Is Different

1.	Operating reset: Better supplier with domestic production, shorter lead times, and lower COGS mean fewer stockouts and healthier gross margins.

2.	Revenue now: Inventory in-hand means orders are shipping and revenue is restarting — not theoretical.

3.	Protectable wedge: Our tech/ingredient platform creates sensory and functional advantages that are hard to copy.

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Substance behind the ticker: We’re prioritizing in-stock reliability and revenue growth, margin expansion and profitability, and a visible and exciting launch pipeline — so when reporting is current, there’s a real operating engine for the market to underwrite.

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Near-Term Focus (next 60–90 days)

•	Filings: Close remaining audit items and publish timing once the auditor confirms sequencing.

•	Operations: Maintain consistent in-stock status; track the COGS improvement from our new domestic runs and work towards profitability; keep fulfillment times tight.

•	Launch prep: Finalize production plan for the Q1 mushroom coffee launch, complete back-end design and integration; and lock marketing calendar.

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Capital & structure: Keep leveraging our partner’s support; evaluate ongoing financing structures after public filings are confirmed, prioritizing least-dilutive working-capital. Continue preparing for preferred-to-common conversions post-acceptance of key regulatory filings.

Communication Cadence

To keep communication meaningful (and realistic for our bandwidth), we’ll send quarterly shareholder updates, with interim notes when we hit major operational or regulatory milestones (e.g., filings submitted/accepted, launch date announcement, etc.).

Closing Thought

The past year has understandably tested everyone’s patience. Our focus has been to rebuild a real operating engine behind the ticker so that when regulatory filings are current and trading normalizes, the market is looking at a company with product "on shelves" (and in carts), improving margins, and a credible growth path. We’re working every day to make that a reality and appreciate your continued support as we execute.

Shareholder FAQs

Why did the audit timeline slip?

Capital constraints and an auditor change extended the process. We’re completing two annual audits with new firms; sequencing and third-party review added time. We’ll share dates once the auditor confirms them.

What changed with the new supplier?

Domestic production → shorter lead times, tighter QC, and ~35–40% COGS reduction on early runs supporting better margins, higher quality, and consistent in-stock status.

What exactly is the “strategic partner” doing?

Providing capital resources to support inventory, audits, and the Q1 launch.

What makes your mushroom coffee different?

Our co-crystallization tech integrates actives at the ingredient level for better taste, solubility, and a clean cognitive lift—a coffee-first experience with functional benefits.

When is the Q1 launch—and how big is the opportunity?

We’ll share the specific window after final production scheduling. Our focus is the in-home coffee market (~$96B in 2025), a massive high consumption daily-habit category, where we can win share with a premium coffee-first product that delivers exponential cognitive benefits.

When do you expect revenue to normalize?

Shipments are restarting now. Our focus is staying in stock, turning inventory efficiently, and scaling marketing behind what converts. We’ll share directional (non-guidance) signals after the first production cycle.

What about Reg A / other financing?

We’ll evaluate financing alternatives after filings are confirmed, prioritizing least-dilutive working capital. Current opportunities with our strategic partner are likewise designed to fund growth while aligning long-term value, and we expect to discuss expansion of this relationship.

Preferred-to-Common conversions—when?

Our intent is to complete conversions after key regulatory filings are accepted to maintain a clean, transparent cap table heading into the launch and growth phase.

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Sincerely,

Cory Rosenberg

President & CEO

Item 9.01. Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

QRONS INC.

Date: December 19, 2025.	By:	/s/ Cory J. Rosenberg
Cory J. Rosenberg
Chief Executive Officer

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